__________________________________________________________________________

                     DREYFUS NEW YORK TAX EXEMPT FUNDS
                              COMBINED PART B
                   (STATEMENT OF ADDITIONAL INFORMATION)
                                    FOR
               DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
            DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
                DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
                              OCTOBER 1, 1996
                       AS REVISED NOVEMBER 11, 1996
__________________________________________________________________________

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Combined Prospectus of Dreyfus New York Tax Exempt Money Market Fund (the "Money
Market Fund"), Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Intermediate Bond Fund"), and Dreyfus New York Tax Exempt Bond Fund, Inc. (the "Bond Fund")(collectively, the "Funds"), dated October 1, 1996, as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New
York 11556-0144, or call the following numbers:
                            Call Toll Free 1-800-645-6561
                            In New York City - Call 1-718-895-1206
                            Outside the U.S. and Canada - Call 516-794-5452

          The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

          Each Fund is a separate entity with a separate portfolio. The operations and investment results of one Fund are unrelated to those of each other Fund. This combined Statement of Additional Information has been prepared for your convenience to provide you the opportunity to consider three investment choices in one document.

                            TABLE OF CONTENTS
                                                                   Page
Investment Objective and Management Policies . . . . . . . . . . . B-2
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . B-14
Management Agreements. . . . . . . . . . . . . . . . . . . . . . . B-18
Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . . B-20
Service Plan and Shareholder Services Plans. . . . . . . . . . . . B-21
Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . . B-23
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . B-25
Determination of Net Asset Value . . . . . . . . . . . . . . . . . B-28
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . B-29
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . B-30
Performance Information. . . . . . . . . . . . . . . . . . . . . . B-31
Information About the Funds. . . . . . . . . . . . . . . . . . . . B-33
Transfer and Dividend Disbursing Agent, Custodian,
          Counsel and Independent Auditors . . . . . . . . . . . . B-34
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-35
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-47
Financial Statements and Reports of Independent Auditors
          Money Market Fund. . . . . . . . . . . . . . . . . . . . B-56
          Intermediate Bond Fund . . . . . . . . . . . . . . . . . B-65
          Bond Fund. . . . . . . . . . . . . . . . . . . . . . . . B-77


                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

        The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Description of the Funds" and "Appendix."

Portfolio Securities

        The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended May 31, 1996, computed on a monthly basis, for each Fund was as follows:

Fitch                  Moody's              Standard &
Investors              Investors            Poor's                           Percentage of Value
Service, L.P.          Service, Inc.        Ratings Group           Money            Intermediate
("Fitch")       or     ("Moody's")     or   ("S&P")                 Market Fund      Bond Fund      Bond Fund
AAA                    Aaa                   AAA                     0.8%            26.4%          26.7%
AA                     Aa                    AA                      N/A             13.1%          15.1%
A                      A                     A                       N/A             26.0%          32.9%
BBB                    Baa                   BBB                     N/A             28.4%          19.2%
BB                     Ba                    BB                      N/A               -             2.0%
F-1                    VMIG1/MIG1,P-1        SP-1,A-1               94.3%             2.6%*          4.0%*
Not Rated              Not Rated             Not Rated               4.9%**           3.5%***         .1%****
                                                                   ______           ______         ______
                                                                   100.0%           100.0%         100.0%
                                                                   ======           ======         ======

______________________________________
* Includes notes rated within the highest grades by Moody's, S&P or Fitch, which, together with Municipal Obligations rated Baa/BBB, are taken into account at the time of a purchase to ensure that the portfolios of the Intermediate Bond Fund and Bond Fund (collectively, the "Longer Term Funds") meet the 80% minimum quality standard discussed in the Prospectus.

** Includes securities comprising 4.9% of the Money Market Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated MIG1.

*** Includes securities comprising 3.5% of the Intermediate Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Aa/AA (.8%) and Baa/BBB (2.7%).

**** Includes securities comprising .1% of the Bond Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated Baa/BBB.


        Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

        Floating and variable rate demand notes and bonds are tax exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligation plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

        The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, including fees paid under a Service Plan or Shareholder Services Plan, will have the effect of reducing the yield to investors in that Fund.

        Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not normally associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.
However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Money Market Fund will invest only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Money Market Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. With regard to the Longer Term Funds, determination as to the liquidity of such securities is made in accordance with guidelines established by each Fund's Board. Pursuant to such guidelines, each Board has directed the Manager to monitor carefully each Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, each Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. No Fund will invest more than 15% (10% in the case of the Money Market
Fund) of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See each Fund's "Investment Restriction No. 11" below.

        The Money Market Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by the Fund within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Fund no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects, (x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted.
The Money Market Fund otherwise will comply with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Money Market Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Money Market Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the Fund would sell the security as soon as would be practicable.

        Each Fund will purchase tender option bonds only when the Fund is satisfied that the custodial and tender option arrangements will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for such Fund. Based on the tender option bond agreement, each Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

        Ratings of Municipal Obligations. If, subsequent to being purchased by the Money Market Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Money Market Fund's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Money Market Fund's
Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions. Subsequent to being purchased by the Longer Term Funds, an issue of rated Municipal
Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require the sale of such Municipal Obligations by a Longer Term Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations.

        To the extent the ratings by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

        Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, each Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

        Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

        Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

        Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

        In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

        Derivatives. (Longer Term Funds only). Each Longer Term Fund may invest in Derivatives (as defined in the Funds' Combined Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Longer Term Fund to invest than "traditional" securities would.

        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

        Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. (Longer Term Funds only). Each Longer Term Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Longer Term Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

        Successful use of futures by each Longer Term Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.
The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

        Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Longer Term Funds may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Funds' ability otherwise to invest those assets.

Specific Futures Transactions. (Longer Term Funds only). The Longer Term Fund may purchase and sell interest rate futures contracts. An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. (Longer Term Funds only). The Longer Term Fund may purchase and write (i.e., sell) call or put options with respect to specific securities and interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date.

        There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

        Successful use of options by the Longer Term Funds will be subject to the Manager's ability to predict correctly movements in interest rates.
To the extent the Manager's predictions are incorrect, the Funds may incur losses.

        Future Developments. (Longer Term Funds only). The Longer Term Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Longer Term Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Funds' Combined Prospectus or this Statement of Additional
Information.

        Lending Portfolio Securities. (Longer Term Funds only). In connection with its securities lending transactions, each Longer Term Fund may return to the borrower or a third party which is unaffiliated with the Funds, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received from securities loaned.

        The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

        Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

        Investing in New York Municipal Obligations. Each investor should consider carefully the special risks inherent in the investment in New York Municipal Obligations by each Fund. These risks result from the financial condition of New York State and certain of its public bodies and municipalities, including New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. For its fiscal periods 1993 through 1996, the State recorded balanced budgets on a cash basis, with substantial fund balances in the General Fund in fiscal 1992-93 and 1993-94 and smaller fund balances in fiscal 1994-95 and 1995-96. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance Corporation bonds continue to be rated A by Moody's. In January 1992, S&P lowered from A to A- the ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflected the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. Investors should review "Appendix A" which more fully sets forth these and other risk factors.

        Lower Rated Bonds. This section applies only to the Longer Term Funds. Lower rated bonds as described herein are not eligible investments for the Money Market Fund. Each Longer Term Fund is permitted to invest in securities rated Ba by Moody's or BB by S&P or Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Funds--Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Longer Term Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

        Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

        Because there is no established retail secondary market for many of these securities, each Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

        These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities.

        Each Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Neither Fund has any arrangements with the Distributor or any other persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

        The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, in which each Longer Term Fund may invest up to 5% of its respective total assets. Zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

        Money Market Fund. The Money Market Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Money Market Fund's outstanding voting shares.
Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Money Market Fund's Board members at any time. The Money Market Fund may not:

         1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

         2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings of the Money Market Fund exceed 5% of the value of the
               Money Market Fund's total assets, it will not make any additional investments.

         3.    Sell securities short or purchase securities on margin.

         4. Underwrite the securities of other issuers, except that the Money Market Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

         5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

         6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus.

         7. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         8. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

         9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

        10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

        11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

        Intermediate Bond Fund and Bond Fund. Each Longer Term Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed, as to a Longer Term Fund, by vote of a majority of such Fund's Board members at any time. Neither Longer Term Fund may:

          1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements;
               however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

          7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Prospectus.

          9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those related to indices, and options on futures contracts or indices.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

          12.  Invest in companies for the purpose of exercising control.

          All Funds - For purposes of Investment Restriction No. 7 with respect to the Money Market Fund, and Investment Restriction No. 1 with respect to the Longer Term Funds, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          Each Fund may make commitments more restrictive than the respective restrictions listed above so as to permit the sale of such Fund's shares in certain states. Should any Fund determine that a commitment is no longer in the best interest of such Fund and its shareholders, it reserves the right to revoke the commitment by terminating the sale of its shares in the state involved.


                            MANAGEMENT OF THE FUNDS

          Board members and officers of each Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Funds

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, each Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
          Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to August 1995, Mr. Burke was a consultant to the Manager and, from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.

SAMUEL CHASE, Board Member.  Since 1982, President of Samuel Chase &
          Company, Ltd., and from 1983 to 1990, Chairman of Chase, Brown & Blaxall, Inc., economic consulting firms. He is 64 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.

GORDON J. DAVIS, Board Member. Since October 1994, Mr. Davis has been a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 55 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member.  Senior Vice President of the William Morris
          Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House, Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House--Adult Trade Division; and from 1985 to 1987, President of Simon & Schuster--Trade Division. She is 54 years old and her address is 1325 Avenue of the Americas, 16th Floor, New York, New York 10019.

ARNOLD S. HIATT, Board Member.  Chairman of the Stride Rite Foundation.
          From 1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multidivisional footwear manufacturing and retailing company. Mr. Hiatt is also a Director of the Cabot Corporation. He is 69 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.

DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
          1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon, Inc., a producer of consumer products and services. Mr. Mahoney is also a director of Bionaire Inc. and Intercostal Health Systems, Inc. He is 73 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

BURTON N. WALLACK, Board Member.  President and co-owner of Wallack
          Management Company, a real estate management company managing real estate in the New York City area. He is 45 years old and his address is 18 East 64th Street, Suite 3D, New York, New York 10021.

          For so long as the Service Plan of the Intermediate Bond Fund, or the Shareholder Services Plan of the Money Market Fund or Bond Fund, respectively, described in the section captioned "Service Plan and Shareholder Services Plans" remains in effect, the Board members of such Fund who are not "interested persons" of the Fund, as defined in the 1940
Act, will be selected and nominated by the Board members who are not "interested persons" of such Fund.

          Ordinarily, meetings of shareholders for the purpose of electing Board members will not be held unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

          Each Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by each Fund for the fiscal year ended May 31, 1996, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:


                                                            Total Compensation
                                                            From Funds and
Name of Board                                               Fund Complex
 Member             Aggregate Compensation From Fund*       Paid to Board Member
______________      __________________________________      ____________________

                     Money Market    Interm Bond     Bond
                         Fund           Fund         Fund
                     ____________    ___________     ____

Joseph S. DiMartino     $3,428         $6,250       $8,750       $448,618 (94)

David W. Burke          $2,750         $5,000       $7,000       $253,654 (52)

Samuel Chase            $2,750         $5,000       $7,000       $ 54,250 (13)

Gordon J. Davis         $2,750         $5,000       $7,000       $ 76,575 (24)

Joni Evans              $2,500         $4,500       $6,500       $ 46,750 (13)

Arnold S. Hiatt         $2,500         $4,500       $6,500       $ 50,500 (13)

David J. Mahoney        $2,250         $4,000       $6,000       $ 47,250 (13)

Burton N. Wallack       $2,750         $5,000       $7,000       $ 54,250 (13)

_____________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,412, $942 and $3,122 for the Money Market Fund, Intermediate Bond Fund and Bond Fund, respectively, for all Board members as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
          Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary. Senior Vice President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 32 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
          President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 year old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
          Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
          President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 40 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

JOSEPH S. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
          President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

          Each Fund's Board members and officers, as a group, owned less than 1% of such Fund's shares outstanding as of September 4, 1996.


                                 MANAGEMENT AGREEMENTS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds."

          The Manager provides management services pursuant to separate Management Agreements (respectively, the "Agreement") with each Fund dated August 24, 1994. As to each Fund, its Agreement is subject to annual approval by (i) such Fund's Board, or (ii) vote of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities, provided that in either event the continuance of the Agreement also is approved by a majority of such Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement was approved by shareholders on August 2, 1994, and was last approved by each Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on April 17, 1996. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by such Fund's Board or by vote of the holders of a majority of its shares, or, upon not less than 90 days' notice, by the Manager. Each Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen
E. Canter, Vice Chairman, Chief Investment Officer and a director;
Lawrence S. Kash, Vice Chairman--Distribution and a director; Philip L.
Toia, Vice Chairman--Operations and Administration; William T. Sandalls,
Jr., Senior Vice President and Chief Financial Officer; Elie M. Genadry,
Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Jeffrey N. Nachman, Vice President--Mutual Fund
Accounting; Andrew S. Wasser, Vice President--Information Services; Mary
Beth Leibig, Vice President--Human Resources; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

          The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by its Board to execute purchases and sales of securities. Each Fund's portfolio managers are Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Karen
M. Hand, Stephen C. Kris, Jill C. Shaffro, L. Lawrence Troutman, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the respective Board's review at the Board meeting subsequent to such transactions.

          The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of a Fund are borne by that Fund, except to the extent specifically assumed by the Manager. The expenses borne by each Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and distribution to existing shareholders, and any extraordinary expenses. Pursuant to the Service Plan of the Intermediate Bond Fund, such Fund bears expenses for advertising, marketing and distributing the Fund's shares and servicing shareholder accounts. Pursuant to separate Shareholder Services Plans, the Money Market Fund and Bond Fund bear certain allocated expenses for shareholder servicing. See "Service Plan and Shareholder Services Plans."

          As compensation for the Manager's services, the Money Market Fund has agreed to pay the Manager a monthly management fee at the annual rate of
 .50 of 1% of the value of the Fund's average daily net assets. As compensation for the Manager's services, each Longer Term Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of its average daily net assets. All fees and expenses for each Fund are accrued daily and deducted before the declaration of dividends to investors. Set forth below are the total amounts paid by each Fund to the Manager for each of the last three fiscal years of the
Funds:

                    Amount Paid by  Amount Paid
Fiscal Year         Money Market    by Intermediate   Amount Paid by
Ended May 31,       Fund            Bond Fund         Bond Fund

   1996               $ 1,564,732       $1,750,363*     $10,848,601
   1995               $ 1,636,701       $2,204,128      $10,933,374
   1994               $ 1,769,463       $2,038,931*     $12,540,757



* Reflects the reduction in management fees of $444,048 for fiscal 1996 and $303,115 for fiscal 1994, pursuant to undertakings by the Manager then in effect.

          The Manager has agreed that if, in any fiscal year, a Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1 1/2% of the value of such Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, the excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to the Manager by a Fund is not subject to reduction as the value of such Fund's net assets increase.


                            PURCHASE OF SHARES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

          The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to separate agreements, each of which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in a Fund's shares may be required to register as dealers pursuant to state law.

          Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New
York Stock Exchange are open for business will be credited to the shareholder's particular Fund account on the Transfer Agent's next business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and New
York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund Account on the second business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

          Using Federal Funds.  The following information is applicable only to
shares of the Money Market Fund.   The Transfer Agent or the Money Market
Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Money Market Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Money Market Fund shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

          Reopening an Account. An investor may reopen an account in any of the Funds with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                SERVICE PLAN AND SHAREHOLDER SERVICES PLANS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Service Plan and Shareholder Services Plans."

          The Intermediate Bond Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act and the Money Market Fund and Bond Fund have adopted separate Shareholder Services Plans.

          Service Plan (Intermediate Bond Fund only). Rule l2b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Intermediate Bond Fund's Board has adopted such a plan (the "Service Plan"), pursuant to which the Intermediate Bond Fund (a) reimburses the Distributor for payments to certain financial institutions (which may include banks), securities dealers and other financial industry professionals (collectively, "Service Agents") for distributing the Intermediate Bond Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation and any affiliates of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Intermediate Bond Fund and for Servicing.
The Intermediate Bond Fund's Board believes that there is a reasonable likelihood that the Service Plan adopted will benefit the Fund and its shareholders.

          A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Intermediate Bond Fund's Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan was last so approved at a meeting held on April 17, 1996. The Service Plan is terminable at any time by vote of a majority of the Intermediate Bond Fund's Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of the holders of a majority of such Fund's shares. Any service agreement is terminable without penalty, at any time, by such vote of the Board members or, upon not more than 60 days' written notice to the Service Agent, by vote of the holders of a majority of Intermediate Bond Fund's shares, or, upon 15 days' notice, by the Distributor. A service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For the fiscal year ended May 31, 1996, the total amount payable by the Intermediate Bond Fund was $917,999, of which $18,126 was paid to the Distributor as reimbursement for payments made by the Distributor to Service Agents for distributing Intermediate Bond Fund shares, $896,212 was paid to Dreyfus for advertising and marketing and for servicing shareholder accounts, and $3,661 was payable by the Intermediate Bond Fund for preparing, printing and distributing prospectuses and statements of additional information and for costs associated with implementing and operating the Service Plan. The Manager waived $1,064 of the total amount payable for preparing, printing and distributing prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, resulting in a total amount paid by the Intermediate Bond Fund, pursuant to the Service Plan of $916,935.

          Shareholder Services Plans. (Money Market Fund and Bond Fund only). The Money Market Fund and the Bond Fund each have adopted a separate Shareholder Services Plan, pursuant to which each Fund reimburses Dreyfus Service Corporation for certain allocated expenses for the provision of certain services to such Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the respective Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. Each Shareholder Services Plan was last so approved on April 17, 1996.
The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

          For the fiscal year ended May 31, 1996, the Money Market Fund paid $113,327, and the Bond Fund paid $841,756, pursuant to the Fund's
Shareholder Services Plan.


                           REDEMPTION OF SHARES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Redeem Shares."

          Redemption Fee. The Intermediate Bond Fund and the Bond Fund will deduct a redemption fee equal to 1% and .10%, respectively, of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

          No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. This redemption fee may be waived, modified or discontinued at any time, or from time to time.

          Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full or fractional shares in the investor's account to cover the amount of the Check.
Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor or the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Money Market Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise the Money Market Fund will initiate payment on the next business day. The Longer Term Funds ordinarily will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

          Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                     Transfer Agent's
           Transmittal Code          Answer Back Sign

                 144295              144295 TSSG PREP

          Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

          Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

          Share Certificates; Signature. Any certificate representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information concerning signature-guarantees, please call one of the telephone numbers listed on the cover.

          Redemption Commitment. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

          Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York
Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the respective markets each Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of such Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the respective Fund's shareholders.

                         SHAREHOLDER SERVICES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Services."

          Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

          To request an exchange, the investor, or the investor's Service Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account
Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer
Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or number of telephone exchanges permitted.
Shares issued in certificate form are not eligible for telephone exchanges.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.
For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

          Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. An investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. Each Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges services or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time by a Fund upon notice to its shareholders.

          Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from a Fund in shares of other eligible funds in the Dreyfus Family of Funds of which the investor is a shareholder.
Shares of other funds purchased pursuant to the privilege will be purchased on the basis of relative net asset value per share as follows:

A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon the redemption of such shares.


                         DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

          Amortized Cost Pricing. The information contained in this section is applicable only to the Money Market Fund. The valuation of the Money
Market Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          The Money Market Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Money Market Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Fund's portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Money Market Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

          The extent of any deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

          Valuation of Portfolio Securities.  The information contained in this section is applicable only to the Longer Term Funds. The investments of each Longer Term Fund are valued each business day by an independent pricing service (the "Service") approved by such Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices
(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the relevant Fund's Board. As to each Fund, expenses and fees, including the management fees (reduced by the expense limitation, if any) and fees pursuant to the Service Plan or Shareholder Services Plan, as the case may be, are accrued daily and are taken into account for the purpose of determining the net asset value of such Fund's shares.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                        PORTFOLIO TRANSACTIONS

           Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by any Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any Fund to date.

          Transactions are allocated to various dealers by the portfolio managers of a Fund in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

          Research services furnished by brokers through which a Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising each Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

          The amount of transactions during the last fiscal year in newly issued debt instruments in fixed price public offerings directed to an underwriter in consideration of, among other things, research services provided was $5,870,118 for the Intermediate Bond Fund and $36,120,245 for the Bond Fund.


                   DIVIDENDS, DISTRIBUTIONS AND TAXES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

          All Funds. Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended (the "Code").

          Longer Term Funds Only. The Code provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Dividends, Distributions and Taxes" in the Prospectus.

          In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

          If the Fund were treated as entering into "straddles" by reason of its engaging in financial futures contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options comprising a part of such "straddles" were governed by
Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

          Investment by the Longer Term Funds in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                          PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Performance Information."

          Money Market Fund. For the seven-day period ended May 31, 1996, the Money Market Fund's yield was 2.93% and its effective yield was 2.97%.
The Money Market Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Based upon a combined 1996 Federal, New York State and New York City personal income tax rate of 46.60%, the Money Market Fund's tax equivalent yield for the seven-day period ended May 31, 1996 was 5.49%.

          Longer Term Funds. The Intermediate Bond Fund's yield for the 30-day period ended May 31, 1996 was 4.66%. This yield reflects the waiver of the management fee and the absorption of expenses by the Manager, without which the Intermediate Bond Fund's yield for the 30 day period ended May
31, 1996 would have been 4.50%. The Bond Fund's yield for the 30-day period ended May 31, 1996 was 5.06%. Current yield for a Longer Term Fund is computed pursuant to a formula which operates as follows: the amount of a Fund's expenses accrued for a 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by it during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Based upon a combined 1996 Federal, New York State and New York City personal income tax rate of 46.60%, the Intermediate Bond Fund's tax equivalent yield for the 30-day period ended May 31, 1996 was 8.73%, and the Bond Fund's tax equivalent yield for such period was 9.48%. The Intermediate Bond Fund's tax equivalent yield for the 30-day period ended
May 31, 1996 reflects the waiver of the management fee and absorption of expenses by the Manager, without which the Intermediate Bond Fund's tax equivalent yield for such period would have been 8.43%.

          The Intermediate Bond Fund's average annual total return for the one- and five-year periods ended May 31, 1996 and for the period from June 12, 1987 (commencement of operations) through May 31, 1996 was 3.52%, 6.87% and 7.06%, respectively. The Bond Fund's average annual total return for the one-, five- and ten-year periods ended May 31, 1996 was 1.84%, 6.64% and 6.94%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where
"n" is the number of years in the period) and subtracting 1 from the result.

          The Intermediate Bond Fund's total return for the period June 12, 1987 (commencement of operations) to May 31, 1996 was 84.45%. The Bond Fund's total return for the period July 26, 1983 (commencement of operations) to May 31, 1996 was 187.31%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          All Funds. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yields noted above represent the application of the highest Federal, New
York State and New York City marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.6% tax rate has been used. For New York State and New York City personal income tax purposes, tax rates of 7.875% and 4.46%, respectively, have been used. The tax equivalent figure, however, does not reflect the potential effect of local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

          From time to time, each Fund may use hypothetical tax equivalent yields or charts in their advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

          From time to time, advertising materials for a Fund also may refer to or discuss then-current or past economic conditions, developments, and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company
Institute.  From time to time, advertising materials for the Longer Term
Funds also may refer to Morningstar ratings and related analyses supporting such ratings.


                      INFORMATION ABOUT THE FUNDS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "General
Information."

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Each Fund share is of one class and has equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Each Fund sends annual and semi-annual financial statements to all its respective shareholders.


              TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL AND INDEPENDENT AUDITORS

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with each Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses. For the period December 1, 1995 (effective date of transfer agency agreement) through May 31, 1996, the Money Market Fund, Intermediate Bond Fund and Bond Fund paid the Transfer Agent $60,309, $74,223 and $279,504, respectively.

          The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Fund's investments.

          Neither Dreyfus Transfer, Inc. nor The Bank of New York has any part in determining the investment policies of any Fund or which securities are to be purchased or sold by a Fund.

          Stroock & Stroock & Lavan, Seven Hanover Square, New York, New York 10004-2696, as counsel for each Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of each Fund.


                                   APPENDIX A

               INVESTING IN NEW YORK MUNICIPAL OBLIGATIONS

          The financial condition of New York State (the "State") and certain of its public bodies (the "Agencies") and municipalities, particularly New York City (the "City"), could affect the market values and marketability of New York Municipal Obligations which may be held by the Fund. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State, the City and the Municipal Assistance Corporation for the City of New York ("MAC") available as of the date of this Statement of Additional
Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

          A national recession commenced in mid-1990. The downturn continued through the remainder of the 1990-91 fiscal year, and was followed by a period of weak economic growth during the remainder of the 1991 calendar year. For the calendar year 1992, the national economy continued to recover, although at a rate below all post-war recoveries. The recession was more severe in the State than in other parts of the nation, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. The State economy remained in recession until 1993, when employment growth resumed. Since early 1993, the State has gained approximately 100,000 jobs. The State's economy expanded modestly during 1995. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth in 1995 was estimated to be about the same as 1994. Both personal income and wages were estimated to have recorded moderate gains in 1995. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to increase by approximately 5.0% in 1996.

          The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the 1996-97 fiscal year.

          After adjustments for comparability between fiscal years, the adopted 1996-97 budget projects a year-over-year increase in General Fund disbursements of 0.2%. Adjusted State Funds (excluding federal grants) disbursements are projected to increase by 1.6% from the prior fiscal year. All Governmental Funds projected disbursements increase by 4.1% over the prior fiscal year, after adjustments for comparability.

          The 1996-97 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 State budget is projected to be $1.3 billion, or 3.9% of total General Fund receipts.

          The State Financial Plan was based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

          On June 6, 1990, Moody's changed its ratings on all the State's outstanding general obligation bonds from A1 to A. On March 26, 1990 and January 13, 1992, S&P changed its ratings on all of the State's outstanding general obligation bonds from AA- to A and from A to A-, respectively. In February 1991, Moody's lowered its rating on the City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. Ratings reflect only the respective views of such organizations, and their concerns about the financial condition of New York State and City, the debt load of the State and City and any economic uncertainties about the region. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant.

          (1) The State, Agencies and Other Municipalities. During the mid-1970s, some of the Agencies and municipalities (in particular, the City) faced extraordinary financial difficulties, which affected the State's own financial condition. These events, including a default on short-term notes issued by the New York State Urban Development Corporation ("UDC") in February 1975, which default was cured shortly thereafter, and a continuation of the financial difficulties of the City, created substantial investor resistance to securities issued by the State and by some of its municipalities and Agencies. For a time, in late 1975 and early 1976, these difficulties resulted in a virtual closing of public credit markets for State and many State related securities.

          In response to the financial problems confronting it, the State developed and implemented programs for its 1977 fiscal year that included the adoption of a balanced budget on a cash basis (a deficit of $92 million that actually resulted was financed by issuing notes that were paid during the first quarter of the State's 1978 fiscal year). In addition, legislation was enacted limiting the occurrence of additional so-called "moral obligation" and certain other Agency debt, which legislation does not, however, apply to MAC debt.

GAAP-Basis Results--1995-96 Fiscal Year. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million. There was an operating deficit of $409 million in the Special Revenue Funds. The State's Combined Balance Sheet as of March 31, 1996 showed an accumulated deficit in its combined Governmental Funds of $1.23 billion, reflecting liabilities of $14.59 billion and assets of $13.35 billion. This accumulated Governmental Funds deficit includes a $2.93 billion accumulated deficit in the General Fund and an accumulated deficit of $712 million in the Capital Projects Fund type as partially offset by accumulated surpluses of $468 million and $1.94 billion in the Special Revenue and Debt Service fund types, respectively.

GAAP-Basis Results--1994-95 Fiscal Year. The State's Combined Balance Sheet as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion reflecting liabilities of $14.778 billion and assets of $13.112 billion. This accumulated governmental funds deficit includes a $3.308 billion accumulated deficit in the General Fund, as well as accumulated surpluses in the special Revenue and Debt Service fund types of $877 million and $1.753 billion, respectively, and a $988 million accumulated deficit in the Capital Projects fund type.

          The State completed its 1994-95 fiscal year with a combined Governmental Funds operating deficit of $1.791 billion, which included operating deficits in the General Fund of $1.426 billion, in the Capital Projects Funds of $366 million, and in the Debt Service Funds of $38 million. There was an operating surplus in the Special Revenue Funds of $39 million.

GAAP-Basis Results--1993-94 Fiscal Year. The State reported a General Fund operating surplus of $914 million for the 1993-94 fiscal year, as compared to an operating surplus of $2.065 billion for the prior fiscal year. The 1993-94 fiscal year surplus reflects several major factors, including the cash basis surplus recorded in 1993-94, the use of $671 million of the 1992-93 surplus to fund operating expenses in 1993-94, net proceeds of $575 million in bonds issued by the New York Local Government Assistance Corporation ("LGAC") and the accumulation of a $265 million balance in the Contingency Reserve Fund ("CRF"). Revenues increased $543 million (1.7%) over prior fiscal year revenues with the largest increase occurring in personal income taxes. Expenditures increased $1.659 billion (5.6%) over the prior fiscal year, with the largest increase occurring in State aid for social services programs.

          The Special Revenue fund and Debt Service fund ended 1993-94 with operating surpluses of $149 million and $23 million, respectively. The Capital Projects fund ended with an operating deficit of $35 million.

GAAP-Basis Results--1992-93 Fiscal Year. The State completed its 1992-93 fiscal year with a GAAP-basis operating surplus of $2.065 billion in the General Fund and an accumulated deficit of $2.551 billion. The Combined Statement of Revenues, Expenditures and Changes in Fund Balances reported total revenues of $31.085 billion, total expenditures of $29.337 billion, and net other financing sources and uses of $317 million. The surplus primarily reflects the 1992-93 cash-basis surplus and the net proceeds of $881 million in bonds issued by LGAC.

          The Special Revenue, Debt Service and Capital Projects fund types ended the 1992-93 fiscal year with GAAP-basis operating surpluses of $131 million, $381 million, and $57 million, respectively.

          State Financial Plan--Cash-Basis Results--General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.
General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

          In the State's 1996-97 fiscal year, the General Fund is expected to account for approximately 47% of total Governmental Funds disbursements and 71% of total State Funds disbursements. The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

          New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. During its last four fiscal years, however, the State recorded balanced budgets on a cash basis, with positive fund balances as described below.

          The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the Tax Stabilization Reserve Fund ("TSRF"), and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

          The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the Contingency Reserve Fund ("CRF"), and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law.
In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the New York Local Government Assistance Corporation ("LGAC") program.

          General Fund receipts totaled $32.81 billion, a decrease of 1.1% from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2% from 1994-95 levels.

          The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

          General Fund receipts totaled $33.16 billion, an increase of 2.9% from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7% from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

          The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions resulted in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

          General Fund receipts totaled $32.23 billion, an increase of 2.6% from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5% higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher due in part to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

Cash-Basis Results--Other Governmental Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with Federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection, beginning in the 1993-94 fiscal year, of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects Fund types. These revenues are used to support the capital programs of the Department of Transportation and the Metropolitan Transportation Authority ("MTA").

          The Special Revenue Funds account for State receipts from specific sources that are legally restricted in use to specified purposes and include all moneys received from the Federal government. Revenues in Special Revenue Funds in the State's 1995-96 fiscal year increased $1.45 billion over the prior fiscal year as a result of increases in federal grants and lottery revenues. Disbursements from Special Revenue Funds in the State's 1995-96 fiscal year increased $1.21 billion over the prior fiscal year as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts.

          The Capital Projects Funds are used to finance the acquisition and construction of major capital facilities and to aid local government units and Agencies in financing capital constructions. Revenues in the Capital Projects Funds in the State's 1995-96 fiscal year increased $260 million primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund and by an increase in federal grant revenues. Expenditures increased $194 million because of increased expenditures for education and health and environmental projects.

          The Debt Service Funds serve to fulfill State debt service on long-term general obligation State debt and other State lease/purchase and contractual obligation financing commitments. Revenues in the Debt
Service Funds in the State's 1995-96 fiscal year increased $10 million because of increases in both dedicated taxes and mental hygiene patient fees. Expenditures increased $201 million.

          State Borrowing Plan. The State anticipates that its capital programs will be financed, in part, through borrowings by the State and public authorities in the 1996-97 fiscal year. The State expects to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $101 million in COPs during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

          State Agencies. The fiscal stability of the State is related, at least in part, to the fiscal stability of its localities and various of its Agencies. Various Agencies have issued bonds secured, in part, by non-binding statutory provisions for State appropriations to maintain various debt service reserve funds established for such bonds (commonly referred to as "moral obligation" provisions).

          At September 30, 1995, there were 17 Agencies that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Agencies was $73.45 billion as of September
30, 1995. As of March 31, 1995, aggregate Agency debt outstanding as State-supported debt was $27.9 billion and as State-related was $36.1 billion. Debt service on the outstanding Agency obligations normally is paid out of revenues generated by the Agencies' projects or programs, but in recent years the State has provided special financial assistance, in some cases on a recurring basis, to certain Agencies for operating and other expenses and for debt service pursuant to moral obligation indebtedness provisions or otherwise. Additional assistance is expected to continue to be required in future years.

          Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies.
These Agencies are discussed below.

          The New York State Housing Finance Agency ("HFA") provides financing for multifamily housing, State University construction, hospital and nursing home development, and other programs. In general, HFA depends upon mortgagors in the housing programs it finances to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA, which provide the principal source of funds for the payment of debt service on HFA bonds, as well as to meet operating and maintenance costs of the projects financed.
From January 1, 1976 through March 31, 1987, the State was called upon to appropriate a total of $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. The State has not been called upon to make such payments since the 1986-87 fiscal year.

          UDC has experienced, and expects to continue to experience, financial difficulties with the housing programs it had undertaken prior to 1975, because a substantial number of these housing program mortgagors are unable to make full payments on their mortgage loans. Through a subsidiary, UDC is currently attempting to increase its rate of collection by accelerating its program of foreclosures and by entering into settlement agreements. UDC has been, and will remain, dependent upon the State for appropriations to meet its operating expenses. The State also has appropriated money to assist in the curing of a default by UDC on notes which did not contain the State's moral obligation provision.

          The MTA oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). Through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of State, local government and TBTA support and, to the extent available, Federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Over the past several years the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region (the "Metropolitan Transportation Region") served by the MTA and a special .25% regional sales and use tax--that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of .25% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion.

          In 1981, the State Legislature authorized procedures for the adoption, approval and amendment of a five-year plan for the capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment, and also granted certain additional bonding authorization therefor.

          State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

          There can be no assurance that such governmental actions will be taken, that sources currently identified will not be decreased or eliminated, or that the 1995-1999 Capital Program will not be delayed or reduced. If the MTA capital program is delayed or reduced because of funding shortfalls or other factors, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

          The cities, towns, villages and school districts of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the government, finances and welfare of these political subdivisions, especially in education and social services. In recent years the State has been called upon to provide added financial assistance to certain localities.

          Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the last several State fiscal years. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

          Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State, other than the City, was approximately $17.7 billion. A small portion (approximately $82.9 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

          From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures. If the State, the City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends.
The longer-range, potential problems of declining city population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

          Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these litigations are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services;
(iii) contamination in the Love Canal area of Niagara Falls; (iv) a challenge to the State's practice of reimbursing certain Office of Mental Health patient-care expenses with clients' Social Security benefits; (v) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vi) a challenge to the State's possession of certain funds taken pursuant to the State's Abandoned Property law; (vii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (viii) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline;
(ix) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (x) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (xi) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (xii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991 (described below in this Part); (xiii) a challenge to the constitutionality of financing programs of the Metropolitan Transportation Authority and the Thruway Authority authorized by Chapter 56 of the Laws of 1993 (described below in this Part); (xiv) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (xv) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to provisions of Section 2807-c of the Public Health Law which impose 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills paid by such entities; (xvi) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (xvii) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; and (xviii) challenges to the rationality and retroactive application of State regulations recelebrating nursing home Medicaid rates.

          (2) New York City. In the mid-1970s, the City had large accumulated past deficits and until recently was not able to generate sufficient tax and other ongoing revenues to cover expenses in each fiscal year. However, the City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's ability to maintain balanced operating results in future years is subject to numerous contingencies and future developments.

          The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

          In 1975, the City became unable to market its securities and entered a period of extraordinary financial difficulties. In response to this crisis, the State created MAC to provide financing assistance to the City and also enacted the New York State Financial Emergency Act for the City of New York (the "Emergency Act") which, among other things, created the Financial Control Board (the "Control Board") to oversee the City's financial affairs and facilitate its return to the public credit markets.
The State also established the Office of the State Deputy Comptroller
("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the Control Board's powers of approval over the City Financial Plan were suspended pursuant to the Emergency Act. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial condition. The City prepares and operates under a four-year financial plan which is submitted annually to the Control Board for review and which the City periodically updates.

          The City's independently audited operating results for each of its fiscal years from 1981 through 1995 show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

          According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues. According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four-year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

          The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during the 1994 fiscal year. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998 for the construction and rehabilitation of the City's infrastructure and other fixed assets. The major capital requirement include expenditures for the City's water supply system, and waste disposal systems, roads, bridges, mass transit, schools and housing. In addition, the City and the Municipal Water Finance Authority issued about $1.8 billion in refunding bonds in the 1994 fiscal year.

          State Economic Trends. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.
The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

          During the 1982-83 recession, overall economic activity in the State declined less than that of the nation as a whole. However, in the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation. In the 1990-91 recession, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1984. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, during the past ten years, total personal income in the State rose slightly faster than the national average only from 1986 through 1988.



                                    APPENDIX B


                Description of S&P, Moody's & Fitch ratings:

S&P

Municipal Bond Ratings

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                  AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                  AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                  A

          Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

          General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                  BBB

          Of the investment grade, this is the lowest.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                            BB, B, CCC, CC, C

          Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                  BB

          Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                  B

          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                  CCC

          Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                  CC

          The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                  C

          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                  D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Municipal Note Ratings

                                  SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

                                  SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                  SP-3

          The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                  A-1

          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign
(+) designation.

                                  A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                  A-3

          Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Moody's

Municipal Bond Ratings

                                  Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                  Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                  A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                  Baa

          Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                  Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                                  B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                  Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                  Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                  C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when
Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                              MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                              MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                              MIG 3/VMIG 3

          This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                              MIG 4/VMIG 4

          This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations.
This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

          Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations.
The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                  AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                  AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                  A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                  BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                  BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                  B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                  CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                  CC

          Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                  C

          Bonds rated C are in imminent default in payment of interest or principal.

                             DDD, DD and D

          Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.


Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                  F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                  F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                  F-2

          Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.





DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                             MAY 31, 1996
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                          AMOUNT         VALUE
                                                                                                       _______       _______
NEW YORK-98.3%
Broome County Industrial Development Agency, IDR, Refunding, VRDN
    (Bing Realty Co. Project) 3.65% (LOC; Meridian Bank Corp.) (a,b)........                    $    1,350,000  $   1,350,000
Buffalo, RAN 4.20%, 7/16/96 (LOC; Landesbank Hessen) (b)....................                        10,000,000     10,009,649
Erie County, RAN 4.25%, Series A, 4/17/97 (LOC; Union Bank of Switzerland) (b)                      11,000,000     11,060,439
Metropolitan Transportation Authority, Commuter Facilities Revenue, VRDN
    3.50% (LOC: Bank of Tokyo-Mitsubishi, Industrial Bank of Japan,
    National Westminster Bank and Sumitomo Bank) (a,b)......................                        34,300,000     34,300,000
Monroe County Industrial Development Agency, Revenue, VRDN (Enbi Corp.)
    3.40% (LOC; ABN-Amro Bank) (a,b)........................................                         4,700,000      4,700,000
New York City, VRDN:
    3.65%, Series B (Insured; MBIA and SBPA; Westdeutsche Landesbank) (a)...                         8,400,000      8,400,000
    3.70%, Subseries A-7 (LOC; Morgan Guaranty Trust Co.) (a,b).............                         4,200,000      4,200,000
    3.75%, Subseries A-4 (LOC; Chemical Bank) (a,b).........................                         2,500,000      2,500,000
    3.80%, Subseries A-4 (LOC; Industrial Bank of Japan) (a,b)..............                         7,700,000      7,700,000
    3.85%, Subseries E-2 (LOC; Industrial Bank of Japan) (a,b)..............                         4,100,000      4,100,000
    3.85%, Subseries E-5 (LOC; Sumitomo Bank) (a,b).........................                         6,000,000      6,000,000
    Trust Cultural Resource Revenue, Refunding (American Museum of Natural History)
      3.35%, Series A (Insured; MBIA and BPA; Credit Suisse) (a)............                         6,000,000      6,000,000
New York City Housing Development Corporation, Mortgage Revenue, VRDN:
    (Multi-Family York Avenue Development Project) 3.65% (LOC; Midland Bank) (a,b)                   7,000,000      7,000,000
    (Park Gate Tower) 3.40% (LOC; Citibank) (a,b)...........................                           610,000        610,000
    (Residential East 17th Street) 3.70%, Series A (LOC; Chemical Bank) (a,b)                        2,800,000      2,800,000
New York City Industrial Development Agency, VRDN:
    Civil Facility Revenue (Mercy College Project)
      3.50% (LOC; The Bank of New York) (a,b)...............................                         1,900,000      1,900,000
    IDR:
      (Japan Airlines Co. Limited Project) 3.75% (LOC; Morgan Guaranty Trust Co.) (a,b)              9,300,000      9,300,000
      (La Guardia Association Project) 3.70% (LOC; Banque Indosuez) (a,b)...                        13,700,000     13,700,000
      (Stroheam & Roman Project) 3.65% (LOC; Westdeutsche Landesbank) (a,b).                         5,700,000      5,700,000
New York City Municipal Water Finance Authority, Water & Sewer Systems
Revenue,
    VRDN 3.80%, Series A (Liquidity Facility; FGIC) (a).....................                         1,800,000      1,800,000
New York State, CP 3.75%, Series R, 8/7/96 (LOC; Westdeutsche Landesbank) (b)                        7,400,000      7,400,000
New York State Energy, Research and Development Authority, PCR, VRDN:
    (Central Hudson Gas and Electric)
      3.55%, Series A (LOC; Union Bank of Switzerland) (a,b)................                         2,600,000      2,600,000
    (New York State Electric and Gas)
      3.55%, Series D (LOC; Union Bank of Switzerland) (a,b)................                         2,000,000      2,000,000
New York State Housing Finance Agency, MFHR, VRDN
    3.60%, Series A (a).....................................................                         3,100,000      3,100,000

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                     AMOUNT         VALUE
                                                                                                       _______       _______
NEW YORK (CONTINUED)
New York State Local Government Assistance Corporation, VRDN:
    3.45%, Series B (LOC: Credit Suisse and Swiss Bank Corp.) (a,b).........                    $   28,600,000  $  28,600,000
    3.40%, Series A (LOC: Credit Suisse and Swiss Bank Corp.) (a,b).........                         5,200,000      5,200,000
New York State Medical Care Facilities Finance Agency, Revenue, VRDN:
    (Childrens Hospital Buffalo) 3.50%, Series A (LOC; Barclays Bank) (a,b).                         4,200,000      4,200,000
    (Pooled Equipment Loan Program) 3.55% (LOC; Chemical Bank) (a,b)........                         8,000,000      8,000,000
Patchogue-Medford Union Free School District, TAN 4.375%, 6/27/96...........                         8,500,000      8,502,979
Rochester County, BAN 3.75%, Series I, 3/11/97..............................                        10,000,000     10,037,474
Sachem Central School District, TAN 4.125%, 6/27/96.........................                        15,000,000     15,004,053
Suffolk County, TAN:
    4%, Series I, 8/15/96 (LOC: Canadian Imperial Bank of Commerce,
      National Westminster Bank and Westdeutsche Landesbank) (b)............                        12,000,000     12,016,920
    4.50%, Series II, 9/12/96 (LOC: Canadian Imperial Bank of Commerce,
      National Westminster Bank and Westdeutsche Landesbank) (b)............                        15,000,000     15,026,399
Triborough Bridge and Tunnel Authority, Special Obligation, VRDN
    3.40% (Insured; FGIC) (a)...............................................                        14,500,000     14,500,000
Westchester County, TAN 3.75%, 12/11/96.....................................                         9,000,000      9,030,185
U.S. RELATED-1.7%
Commonwealth of Puerto Rico Government Development Bank, CP
    3.55%, 7/16/96..........................................................                         5,000,000      5,000,000
                                                                                                                      ______
TOTAL INVESTMENTS
    (cost $293,348,098).....................................................                                     $293,348,098
                                                                                                                      =======


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND

SUMMARY OF ABBREVIATIONS
BAN           Bond Anticipation Notes                            MFHR     Multi-Family Housing Revenue
BPA           Bond Purchase Agreement                            PCR      Pollution Control Revenue
CP            Commercial Paper                                   RAN      Revenue Anticipation Notes
FGIC          Financial Guaranty Insurance Company               SBPA    Standby Bond Purchase Agreement
IDR           Industrial Development Revenue                     TAN      Tax Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S             PERCENTAGE OF VALUE
---------                          -------                        ------------------             ------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              96.6%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      3.4
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At May 31, 1996, 71.0% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


See notes to financial statements.


DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                                  MAY 31, 1996
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                      $293,348,098
    Cash....................................................................                                         2,995,199
    Interest receivable.....................................................                                         2,645,870
    Prepaid expenses........................................................                                             9,841
                                                                                                                   ___________
                                                                                                                   298,999,008
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................              $   158,464
    Accrued expenses and other liabilities..................................                   72,910                  231,374
                                                                                          ___________             ____________
NET ASSETS  ................................................................                                      $298,767,634
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $298,823,123
    Accumulated net realized (loss) on investments..........................                                           (55,489)
                                                                                                                  ____________
NET ASSETS at value applicable to 298,823,123 shares outstanding (unlimited
    number of $.001 par value shares of Beneficial Interest authorized).....                                      $298,767,634
                                                                                                                       =======
NET ASSET VALUE, offering and redemption price per share
    ($298,767,634 / 298,823,123 shares).....................................                                             $1.00
                                                                                                                       =======
STATEMENT OF OPERATIONS                                                                                YEAR ENDED MAY 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                   $    11,407,878
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $1,564,732
      Shareholder servicing costs-Note 2(b).................................                        311,097
      Professional fees.....................................................                         46,502
      Custodian fees........................................................                         32,480
      Trustees' fees and expenses-Note 2(c).................................                         22,088
      Prospectus and shareholders' report...................................                         12,686
      Registration fees.....................................................                          5,667
      Miscellaneous.........................................................                         13,123
                                                                                                      _____
          TOTAL EXPENSES....................................................                                         2,008,375
                                                                                                                       ______
INVESTMENT INCOME-NET.......................................................                                         9,399,503
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                            (3,214)
                                                                                                                       ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 9,396,289
                                                                                                                       =======

See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED MAY 31,
                                                                                             ---------------------------------
                                                                                               1995                     1996
                                                                                             --------                   -------
OPERATIONS:
    Investment income-net...................................................          $     8,884,535          $     9,399,503
    Net realized (loss) on investments......................................                  (26,195)                  (3,214)
                                                                                              _______                   ______
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                8,858,340                9,396,289
                                                                                              _______                   ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................               (8,884,535)              (9,399,503)
                                                                                              _______                   ______
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................              333,556,193              326,637,302
    Dividends reinvested....................................................                8,431,092                8,835,535
    Cost of shares redeemed.................................................             (368,085,583)            (354,541,767)
                                                                                              _______                   ______
      (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS........              (26,098,298)             (19,068,930)
                                                                                              _______                   ______
          TOTAL (DECREASE) IN NET ASSETS....................................              (26,124,493)             (19,072,144)
NET ASSETS:
    Beginning of year.......................................................              343,964,271              317,839,778
                                                                                              _______                   ______
    End of year.............................................................            $ 317,839,778            $ 298,767,634
                                                                                              =======                   ======







See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

Reference is made to page 5 of the Fund's Prospectus dated October 1, 1996.

See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenence of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $52,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1996. The carryover does not include net realized securities losses from November 1, 1995 through May 31, 1996, which are treated, for Federal income tax purposes as arising in fiscal 1997. If not applied, $15,000 expires in fiscal 1998, $1,000 expires in fiscal 1999, $2,000 expires in fiscal 2002, $27,000 expires in fiscal 2003 and $7,000 expires in fiscal 2004.
    At May 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. There was no expense reimbursement for the year ended May 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended May 31, 1996, the Fund was charged an aggregate of $113,327 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $60,309 for the period from December 1, 1995 through May 31, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
June 27, 1996



IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).


[Dreyfus lion "d" logo]
DREYFUS NEW YORK TAX EXEMPT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            273AR965
[Dreyfus logo]
New York
Tax Exempt
Money Market Fund
Annual Report
May 31, 1996




DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS                                                                                        MAY 31, 1996
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                              AMOUNT           VALUE
                                                                                                   _______           _______
NEW YORK-90.8%
Albany Parking Authority, Parking Revenue, Refunding:
    6.50%, 11/1/2004........................................................                       $ 1,000,000     $ 1,067,980
    6.70%, 11/1/2006........................................................                         1,000,000       1,067,430
Board Cooperative Educational Services, COP
    (Greenport Vocational Facility Project) 7.50%, 10/1/1996................                           100,000         101,209
Buffalo Municipal Water Finance Authority, Water System Revenue
    5.50%, 7/1/2005 (Insured; FSA)..........................................                         1,200,000       1,229,676
City University of New York, COP, Refunding (John Jay College)
    5%, 8/15/2002...........................................................                         9,345,000       9,091,844
Development Authority of the North Country,
    Solid Waste Management System Revenue:
      6.40%, 7/1/2000 (Prerefunded 7/1/1999) (a)............................                           605,000         647,816
      6.40%, 7/1/2000.......................................................                           510,000         521,694
Franklin Solid Waste Management Authority, Solid Waste System Revenue
    6%, 6/1/2005 (Prerefunded 6/1/2003) (a).................................                         1,515,000       1,588,902
Metropolitan Transportation Authority:
    Service Contract Transit Facilities
      7.25%, 7/1/1998.......................................................                         2,550,000       2,687,317
    Transit Facilities Revenue, Refunding:
      5.10%, 7/1/2004 (Insured; AMBAC)......................................                         1,255,000       1,259,480
      5.30%, 7/1/2006 (Insured; AMBAC)......................................                         3,500,000       3,534,965
Municipal Assistance Corp. for the City of New York, Refunding:
    6%, 7/1/2005............................................................                         9,000,000       9,559,080
    6%, 7/1/2006............................................................                         7,000,000       7,415,030
Nassau County, Refunding (Combined Sewer Districts)
    5.30%, 7/1/2006 (Insured; MBIA).........................................                         4,860,000       4,908,551
New York City:
    5.75%, 2/15/2008........................................................                         10,500,000     10,025,715
    Refunding:
      4.75%, 8/15/1998......................................................                         5,000,000       5,018,350
      5.75%, 8/1/2002 (Insured; MBIA).......................................                         4,200,000       4,395,678
      6.25%, 8/1/2009.......................................................                         3,225,000       3,183,462
New York City Industrial Development Agency, Revenue:
    Civic Facility
      (YMCA of Greater New York Project) 7.25%, 8/1/1999....................                         1,800,000       1,892,880
    Industrial Development:
      8%, Series I, 11/16/1998 (LOC; Algemene Bank Nederland) (b)...........                           605,000         610,046
      8%, Series J, 11/16/1998 (LOC; Algemene Bank Nederland) (b)...........                         1,175,000       1,184,799
    Special Facility
      (Terminal One Group Association, L.P. Project) 5.60%, 1/1/2003........                         4,000,000       3,973,320

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             MAY 31, 1996



                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      _______         _______
NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority, Water and Sewer System Revenue:
    5.55%, 6/15/2001........................................................                    $    1,500,000   $  1,544,385
    6.60%, 6/15/2002........................................................                         1,495,000      1,613,389
    6.60%, 6/15/2002 (Prerefunded 6/15/2001) (a)............................                         1,505,000      1,638,403
    5.375%, 6/15/2007 (Insured; AMBAC)......................................                         7,895,000      7,888,289
New York State:
    6.75%, 11/15/2000.......................................................                         2,000,000      2,163,460
    Refunding:
      5.50%, 8/15/2006......................................................                         4,300,000      4,354,911
      5.40%, 10/1/2008......................................................                         3,680,000      3,638,306
New York State Dormitory Authority, Revenue:
    City University:
      5.20%, 7/1/2005.......................................................                         5,690,000      5,501,092
      5.25%, 7/1/2006.......................................................                         3,000,000      2,875,200
      5.25%, 7/1/2006 (Insured; FGIC).......................................                         3,000,000      2,991,720
      5.75%, 7/1/2009.......................................................                         8,085,000      7,842,612
      Refunding 6.25%, 7/1/2003.............................................                         4,225,000      4,388,507
    Columbia University 5.50%, 7/1/2005.....................................                         3,045,000      3,142,592
    Court Facilities Lease 5.50%, 5/15/2010.................................                         4,000,000      3,744,400
    Department of Health:
      6%, 7/1/2005..........................................................                         2,500,000      2,556,025
      6%, 7/1/2006..........................................................                         2,350,000      2,388,963
      Refunding 5.50%, 7/1/2005.............................................                         1,000,000        988,010
    Highland Community Development Corp.
      5.50%, 7/1/2001 (LOC; Marine Midland Bank) (b)........................                         3,500,000      3,512,110
    State University Educational Facilities:
      6.10%, 5/15/2005......................................................                         2,630,000      2,715,922
      6.10%, 5/15/2008......................................................                         2,000,000      2,025,520
      7.70%, 5/15/2012 (Prerefunded 5/15/2000) (a)..........................                         3,850,000      4,335,523
New York State Energy Research and Development Authority,
    State Service Contract Revenue (Western New York Nuclear Service Center Project):
      5.25%, 4/1/2003.......................................................                         5,345,000      5,438,163
      5.375%, 4/1/2004......................................................                         1,500,000      1,531,590
      5.40%, 4/1/2005.......................................................                         2,000,000      2,032,840
New York State Environmental Facilities Corp.:
    PCR
      (State Water Revolving Fund):
          3.90%, 2/15/2000..................................................                        10,000,000      9,696,200
          7.30%, 6/15/2001..................................................                         4,000,000      4,423,680
          6.30%, 6/15/2002..................................................                         3,000,000      3,221,250
          6.20%, 3/15/2004..................................................                         1,700,000      1,829,557

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             MAY 31, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                       _______        _______
NEW YORK (CONTINUED)

New York State Environmental Facilities Corp. (continued):
    PCR (continued)
      (State Water Revolving Fund) (continued):
          6.30%, 3/15/2005..................................................                    $    1,800,000    $ 1,940,310
          6.60%, 6/15/2005..................................................                         3,120,000      3,369,350
          7.20%, 6/15/2006..................................................                         3,000,000      3,308,220
          (New York Municipal Water Finance Authority Project)
            6.35%, 6/15/2006................................................                         2,000,000      2,164,540
    Special Obligation:
      (Riverbank State Park) 7.10%, 4/1/2002................................                         1,130,000      1,209,190
      (State Park Infrastructure) 5.75%, 3/15/2008..........................                         2,475,000      2,459,086
New York State Housing Finance Agency:
    Revenue
      (Refunding- Health Facilities - New York City):
          7.90%, 11/1/1999 (Prerefunded 11/1/1996) (a)......................                           245,000        249,332
          7.90%, 11/1/1999..................................................                         1,770,000      1,924,061
          6.375%, 11/1/2003.................................................                         3,000,000      3,088,050
          6%, 11/1/2006.....................................................                         12,450,000    12,278,937
    (Urban Rent) 5.90%, 11/1/2003...........................................                         4,330,000      4,369,446
New York State Local Government Assistance Corp.:
    6.70%, 4/1/2000.........................................................                         2,490,000      2,659,021
    6.75%, 4/1/2002.........................................................                         2,500,000      2,739,950
    5.70%, 4/1/2008.........................................................                         3,000,000      3,027,750
New York State Medical Care Facilities Finance Agency, Revenue:
    Hospital and Nursing Home 5.875%, 2/15/2008 (Insured; FHA)..............                         2,215,000      2,244,880
    Mental Health Services 5.25%, 2/15/2008 (Insured; FGIC).................                         6,160,000      6,009,696
    (Mortgage Project) 5.40%, 8/15/2005 (Insured; FHA)......................                         2,115,000      2,137,588
New York State Mortgage Agency, Revenue, (Homeowner Mortgage)
    6.15%, 10/1/2001........................................................                         1,225,000      1,270,019
New York State Power Authority,
    General Purpose Revenue:
      6.50%, 1/1/2004.......................................................                         2,735,000      2,939,414
      Refunding 5%, 1/1/2007................................................                         5,000,000      4,818,650
New York State Project Finance Agency 5%, 11/1/2007 (Insured; FHA)..........                         2,650,000      2,553,858
New York State Thruway Authority:
    (Emergency Highway Reconditioning and Preservation)
      6%, 1/1/2002..........................................................                         2,000,000      2,110,720
    General Revenue 5.70%, 1/1/2008 (Insured; FGIC).........................                         3,000,000      3,054,480
    Local Highway and Bridge 5.75%, 4/1/2008................................                         3,200,000      3,140,576

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            MAY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                      _______         _______
NEW YORK (CONTINUED)

New York State Thruway Authority (continued):
    Service Contract Revenue (Local Highway and Bridge):
      5.40%, 4/1/2003.......................................................                     $  6,195,000     $ 6,174,247
      5.50%, 4/1/2004.......................................................                         1,130,000      1,124,938
      5.125%, 4/1/2007 (Insured; MBIA)......................................                         4,295,000      4,200,811
      5.90%, 4/1/2007.......................................................                         7,000,000      7,027,160
New York State Urban Development Corp.:
    Project Revenue (Cornell Center for Theory and Simulation Science and
      Engineering Grant) 5.90%, 1/1/2007....................................                         2,735,000      2,670,810
    Refunding, Project (Onondaga County Convention):
      6.25%, 1/1/2007.......................................................                         1,725,000      1,758,310
      6.25%, 1/1/2008.......................................................                         1,830,000      1,853,955
      6.25%, 1/1/2009.......................................................                         1,950,000      1,965,854
      6.25%, 1/1/2010.......................................................                         2,065,000      2,066,549
    Revenue (Correctional Capital Facilities)
      6%, 1/1/2005..........................................................                         5,165,000      5,240,719
    (State Facilities) Refunding 5.50%, 4/1/2007............................                         3,000,000      2,904,690
Oneida-Herkimer Solid Waste Management Authority, Solid Waste System Revenue
    6.60%, 4/1/2004.........................................................                         1,150,000      1,193,953
Onondaga County Industrial Development Agency, PCR, Refunding
    (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006......................                         4,000,000      4,302,280
Port Authority of New York and New Jersey
    (Consolidated Bonds 73rd Series) 6.75%, 10/15/2006......................                         2,000,000      2,150,460
Rensselaer Industrial Development Agency, IDR (Albany International Corp.)
    7.55%, 6/1/2007 (LOC; Norstar Bank) (b).................................                         2,000,000      2,243,240
Suffolk County Industrial Development Agency, IDR (Metavac Inc. Facilities)
    7.25%, 12/1/1999 (LOC; Bank of Tokyo) (b)...............................                         1,310,000      1,349,313
Suffolk County Water Authority, Waterworks Revenue Refunding:
    5.10%, 6/1/2003 (Insured; MBIA).........................................                         3,545,000      3,575,097
    5.10%, 6/1/2004 (Insured; MBIA).........................................                         4,500,000      4,513,185
Syracuse:
    COP
      (Syracuse Hancock International Airport):
          6.50%, 1/1/2004...................................................                         1,045,000      1,124,148
          6.60%, 1/1/2005...................................................                         1,105,000      1,191,477
          6.70%, 1/1/2007...................................................                         1,210,000      1,282,443
    Public Improvement:
      5.70%, 6/15/2004......................................................                         1,850,000      1,934,194
      5.70%, 6/15/2005......................................................                         1,830,000      1,901,022

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                             MAY 31, 1996
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                    _______         _______
NEW YORK (CONTINUED)
Syracuse Industrial Development Agency, Pilot Revenue, Refunding
    5.125%, 10/15/2002 (LOC; ABN AMRO Bank) (b).............................                      $  3,000,000    $ 2,945,520
Ulster County Resource Recovery Agency, Solid Waste System Revenue 5.90%, 3/1/2007                   1,235,000      1,203,359
Westchester County Industrial Development Agency, RRR, Refunding
    (Resco Company Project) 5.50%, 7/1/2006.................................                         2,850,000      2,881,720
U.S. RELATED-9.2%
Guam 5.625%, 9/1/2002.......................................................                         5,000,000      4,959,350
Puerto Rico Aqueduct and Sewer Authority, Revenue, Refunding
    5.20%, 7/1/2008.........................................................                        10,000,000      9,496,700
Puerto Rico Highway and Transportation Authority, Highway Revenue
    6.25%, 7/1/2007 (Insured; MBIA).........................................                         3,500,000      3,789,555
Puerto Rico Public Buildings Authority,
    Revenue Guaranteed Government Facilities
    6.25%, 7/1/2008 (Insured; AMBAC)........................................                         3,730,000      4,048,244
Virgin Islands, Subordinated Special Tax
    (Insurance Claims Fund Program, GO Matching Fund) 5.65%, 10/1/2003......                         5,075,000      5,169,040
Virgin Islands Port Authority, Airport Revenue (Cyril E. King Airport Project)
    7.875%, 10/1/1997.......................................................                         1,020,000      1,059,811
Virgin Islands Public Finance Authority, Revenue, Refunding
    Matching Fund Loan Notes 6.80%, 10/1/2000...............................                         1,500,000      1,557,750
Virgin Islands Water and Power Authority, Electric System Revenue
    6.90%, 7/1/1996.........................................................                         2,595,000      2,601,384
                                                                                                                   __________
TOTAL INVESTMENTS
    (cost $349,638,914).....................................................                                      $353,516,255
                                                                                                                 =============



DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      IDR     Industrial Development Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FSA           Financial Security Assurance                       PCR      Pollution Control Revenue
GO            General Obligation                                 RRR      Resources Recovery Revenue



SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
--------                           -------                        -----------------                  --------------------
AAA                                Aaa                            AAA                                       27.6%
AA                                 Aa                             AA                                        15.8
A                                  A                              A                                         23.3
BBB                                Baa                            BBB                                       28.9
F1                                 MIG1/P1                        SP1/A1                                     1.0
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                              3.4
                                                                                                           _______
                                                                                                           100.0%
                                                                                                           ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letter of credit.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                             MAY 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $349,638,914)-see statement.....................................                                      $353,516,255
    Receivable for investment securities sold...............................                                         7,216,579
    Interest receivable.....................................................                                         6,399,174
    Prepaid expenses........................................................                                             7,500
                                                                                                                    __________
                                                                                                                   367,139,508
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                $    221,430
    Due to Distributor......................................................                       7,890
    Due to Custodian........................................................                   1,653,857
    Accrued expenses........................................................                     108,725             1,991,902
                                                                                             ___________           __________
NET ASSETS..................................................................                                      $365,147,606
                                                                                                                 =============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $359,137,765
    Accumulated undistributed net realized gain on investments..............                                         2,132,500
    Accumulated net unrealized appreciation on investments-Note 3...........                                         3,877,341
                                                                                                                    _________
NET ASSETS at value applicable to 20,476,885 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                       $365,147,606
                                                                                                                 =============
NET ASSET VALUE, offering and redemption price per share
    ($365,147,606 / 20,476,885 shares)......................................                                            $17.83
                                                                                                                        ======
STATEMENT OF OPERATIONS                                                                                YEAR ENDED MAY 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $20,236,447
    EXPENSES:
      Management fee-Note 2(a)..............................................                $ 2,194,411
      Shareholder servicing costs-Note 2(b).................................                  1,131,730
      Professional fees.....................................................                     46,954
      Trustees' fees and expenses-Note 2(c).................................                     41,865
      Custodian fees........................................................                     40,334
      Prospectus and shareholders' reports-Note 2(b)........................                     27,523
      Registration fees.....................................................                      4,967
      Miscellaneous.........................................................                     38,486
                                                                                            ___________
            TOTAL EXPENSES..................................................                  3,526,270
      Less-reduction in management fee and reimbursement of
          prospectus costs due to undertaking-Note 2(a,b)...................                    445,112
                                                                                            ___________
            NET EXPENSES....................................................                                         3,081,158
                                                                                                                    __________
            INVESTMENT INCOME-NET...........................................                                        17,155,289
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                $ 3,319,729
    Net unrealized (depreciation) on investments............................                 (7,887,728)
                                                                                            ___________
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                       (4,567,999)
                                                                                                                    __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $  12,587,290
                                                                                                                 =============
See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED MAY 31,
                                                                                       ----------------------------------------
                                                                                            1995                       1996
                                                                                          --------                   --------
OPERATIONS:
    Investment income-net...................................................         $   18,034,151              $ 17,155,289
    Net realized gain (loss) on investments.................................               (316,185)                3,319,729
    Net unrealized appreciation (depreciation) on investments for the year..              5,287,113                (7,887,728)
                                                                                       _____________             _____________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................              23,005,079               12,587,290
                                                                                       _____________             _____________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................            (18,034,151)              (17,155,289)
                                                                                       _____________             _____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................             102,716,892               77,525,221
    Dividends reinvested....................................................              14,835,969               14,196,245
    Cost of shares redeemed.................................................            (155,468,249)              (81,204,467)
                                                                                       _____________             _____________
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS            (37,915,388)               10,516,999
                                                                                       _____________             _____________
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................            (32,944,460)                 5,949,000
NET ASSETS:
    Beginning of year.......................................................            392,143,066                359,198,606
                                                                                       _____________             _____________
    End of year.............................................................          $ 359,198,606              $ 365,147,606
                                                                                     ==============              ==============

                                                                                            SHARES                    SHARES
                                                                                         _____________            _____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................               5,899,261                 4,275,135
    Shares issued for dividends reinvested..................................                 851,555                   783,299
    Shares redeemed.........................................................              (8,998,947)               (4,479,706)
                                                                                        _____________            _____________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................              (2,248,131)                  578,728
                                                                                       ==============            ==============




See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
    Reference is made to page 5 of the Prospectus dated October 1, 1996.


DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. The Manager has undertaken from September 1, 1995 through June 30, 1996 to reduce the Management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $444,048 for the year ended May 31, 1996.
    (B) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the year ended May 31, 1996, $917,999 was charged to the Fund pursuant to the Plan of which $1,064 was waived by the Manager.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $74,223 for the period from December 1, 1995, through May 31, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended May 31, 1996 amounted to $185,330,247 and $169,302,041, respectively.
    At May 31, 1996, accumulated net unrealized appreciation on investments was $3,877,341, consisting of $7,259,367 gross unrealized appreciation and $3,382,026 gross unrealized depreciation.
    At May 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
July 2, 1996




AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              TEN YEARS ENDED
                              MAY 31, 1996                  MAY 31, 1996                  MAY 31, 1996
                              ________                      _________                     _________
                              1.84%                         6.64%                         6.94%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Bond Fund, Inc. on 5/31/86 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to New York municipal obligations, the Index is not State specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                             MAY 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.5%                                                                  AMOUNT         VALUE
                                                                                                       ________      ________
NEW YORK-93.5%
Alleghany County Industrial Development Agency, Solid Waste Disposal Facility
Revenue
    (Atlantic Richfield Co. Facility) 6.625%, 9/1/2016......................                     $   5,600,000    $ 5,770,520
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
    6.75%, 5/1/2009 (LOC; Dresdner Bank)(a).................................                         5,000,000      5,203,900
Essex County Industrial Development Agency, SWDR (International Paper Co.
Projects)
    5.80%, 12/1/2019........................................................                         5,500,000      5,267,625
Metropolitan Transportation Authority:
    Commuter Facilities, Service Contract 6%, 7/1/2016 (Insured; FGIC)......                         9,000,000      8,942,400
    Transit Facilities Revenue 5.50%, 7/1/2022 (Insured; FGIC)..............                        24,000,000     22,441,440
    Transit Facilities, Service Contract:
      7.125%, 7/1/2009......................................................                         5,000,000      5,431,300
      5.75%, 7/1/2015.......................................................                        10,000,000      9,304,600
      7.50%, 7/1/2019 (Prerefunded 7/1/2000)(b).............................                         7,700,000      8,607,522
Municipal Assistance Corporation for City of New York, Refunding 5.50%, 7/1/2001                    19,765,000     20,422,186
Nassau County Industrial Development Agency, IDR
    (Hofstra University Project) 8.25%, 7/1/2003 (Prerefunded 7/1/1998)(b)..                         3,000,000      3,240,090
New York City:
    7.50%, 2/1/2003.........................................................                         3,500,000      3,833,900
    6.375%, 8/1/2004........................................................                        16,000,000     16,558,560
    7.50%, 2/1/2006.........................................................                         4,000,000      4,388,720
    5.75%, 2/1/2007.........................................................                        22,305,000     21,511,165
    5.75%, 8/15/2008........................................................                         5,000,000      4,749,350
    6.25%, 8/1/2009.........................................................                        10,500,000     10,364,760
    7.50%, 3/15/2010........................................................                         2,340,000      2,515,172
    6.25%, 8/1/2010.........................................................                        10,000,000      9,878,800
    7%, 10/1/2010...........................................................                         3,955,000      4,151,484
    3.65%, 8/1/2011.........................................................                        18,775,000     16,702,991
    6.25%, 8/1/2011 (Insured; FSA) (Prerefunded 8/1/2002)(b)................                         3,950,000      4,295,388
    5.75%, 8/15/2011........................................................                         8,870,000      8,289,281
    6.85%, 10/1/2013........................................................                         5,000,000      5,103,850
    5.875%, 3/15/2018.......................................................                         6,130,000      5,622,803
    5.75%, 2/1/2020.........................................................                         6,525,000      5,861,146
    7.50%, 8/1/2021.........................................................                         5,000,000      5,486,200
    Refunding:
      7.50%, 3/15/2010 (Prerefunded 3/15/2000)(b)...........................                         7,660,000      8,490,650
      6.375%, 8/15/2012.....................................................                        18,000,000     17,881,200
New York City Industrial Development Agency, Special Facility Revenue
    (Terminal One Group Assoc., L.P. Project) 6.125%, 1/1/2024..............                        41,575,000     40,282,849
New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue:
    7%, 6/15/2015 (Prerefunded 6/15/2001)(b)................................                         5,655,000      6,251,715
    5.50%, 6/15/2019........................................................                         5,090,000      4,676,335

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           MAY 31, 1996
                                                                                                      PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                             AMOUNT        VALUE
                                                                                                       ________      ________
NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority,
    Water and Sewer Systems Revenue (continued):
      5.50%, 6/15/2020......................................................                  $     29,835,000    $27,328,561
      6.20%, 6/15/2021 (Insured; AMBAC).....................................                         9,700,000      9,863,930
State of New York:
    5.875%, 3/15/2014.......................................................                         3,000,000      3,002,070
    5.75%, 6/15/2026 (Insured; MBIA)........................................                        25,000,000     24,050,000
    5.875%, 6/15/2026.......................................................                         8,750,000      8,439,287
    COP Commissioner Office of Mental Health 8.30%, 9/1/2012................                         4,000,000      4,236,000
    Environmental Quality 5%, 1/15/2014.....................................                         7,670,000      6,869,099
    Refunding:
      5.625%, 8/15/2009.....................................................                        15,000,000     15,023,250
      5.70%, 8/15/2011......................................................                         4,500,000      4,488,255
      6.125%, 11/15/2011....................................................                         3,130,000      3,217,107
      5.80%, 10/1/2013......................................................                         4,715,000      4,703,825
      5.625%, 10/1/2020.....................................................                         5,175,000      4,924,633
New York State Dormitory Authority, Revenues:
    (City University Systems):
      6.375%, 7/1/2008......................................................                         7,070,000      7,171,879
      7%, 7/1/2009..........................................................                         8,500,000      9,218,165
      5.60%, 7/1/2010.......................................................                        12,000,000     11,348,880
      7.50%, 7/1/2010 (Insured; FGIC).......................................                         5,000,000      5,930,250
      5.75%, 7/1/2013.......................................................                         4,100,000      3,888,440
      5.625%, 7/1/2016......................................................                        11,120,000     10,312,466
      5.75%, 7/1/2018.......................................................                        36,410,000     34,181,344
      5%, 7/1/2020..........................................................                        50,500,000     41,579,175
    (Columbia University) 5.75% 7/1/2009....................................                        10,000,000     10,348,600
    (Cornell University) 7.375%, 7/1/2030...................................                        11,785,000     12,964,796
    Department of Health:
      5.75%, 7/1/2017.......................................................                        17,010,000     15,785,450
      5.50%, 7/1/2025.......................................................                        35,080,000     30,871,803
      Refunding 5.50%, 7/1/2014.............................................                        10,000,000      9,058,100
    Lease Court Facilities 5.70%, 5/15/2022.................................                         5,000,000      4,550,750
    Mental Health Services Facility Improvement 5.375%, 2/15/2026...........                        17,550,000     15,221,993
    (New York Medical College) 6.875%, 7/1/2021 (Insured; AGIC).............                        19,310,000     20,601,067
    (State University) 7.60%, 7/1/2018 (Prerefunded 7/1/1998)(b)............                         3,000,000      3,259,650
      Educational Facilities:
          7.25%, 5/15/2008 (Prerefunded 5/15/2000)(b).......................                        11,590,000     12,840,329
          5.875%, 5/15/2011.................................................                        20,000,000     19,324,400
          7.50%, 5/15/2011..................................................                         3,750,000      4,270,050
          5.50%, 5/15/2013..................................................                        16,035,000     14,780,101
          6.375%, 5/15/2014.................................................                         7,110,000      7,072,175

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                      ________       ________
NEW YORK (CONTINUED)
New York State Dormitory Authority, Revenues (continued):
    (State University) (continued):
      Educational Facilities (continued):
          7.375%, 5/15/2014 (Prerefunded 5/15/2000)(b)......................                  $     10,155,000    $11,317,240
          5.25%, 5/15/2015..................................................                        12,500,000     11,103,375
          7%, 5/15/2018 (Prerefunded 5/15/2000)(b)..........................                        16,060,000     17,649,138
          7.25%, 5/15/2018 (Prerefunded 5/15/2002)(b).......................                        16,065,000     18,311,208
          6%, 5/15/2022.....................................................                         5,025,000      4,750,736
          Refunding 7.375%, 5/15/2014.......................................                        12,945,000     14,148,367
    (Upstate Community College) 5.70%, 7/1/2021.............................                        12,290,000     11,200,492
New York State Energy Research and Development Authority:
    Electric Facilities Revenue:
      (Consolidated Edison Co. Project) 7.375%, 7/1/2024....................                         7,000,000      7,377,580
      (Long Island Lighting Co. Project):
          7.15%, 9/1/2019...................................................                        12,230,000     12,087,521
          7.15%, 12/1/2020..................................................                        14,650,000     14,478,302
          7.15%, 2/1/2022...................................................                         5,000,000      4,940,250
    Facilities Revenue (Consolidated Edison Co. Project):
      6.375%, 12/1/2027.....................................................                         9,465,000      9,466,704
      7.125%, 12/1/2029.....................................................                        13,000,000     14,365,910
    Gas Facilities Revenue (Brooklyn Union Gas Co. Project)
      5.50%, 1/1/2021 (Insured; MBIA).......................................                        16,000,000     15,045,920
    SWDR (New York State Electric and Gas Co. Project) 5.70%, 12/1/2028.....                         17,320,000    16,380,390
New York State Environmental Facilities Corp.:
    SWDR (Occidental Petroleum Corp. Project)
      6.10%, 11/1/2030 (Guaranteed; Occidental Petroleum Corp.).............                         5,000,000      4,771,450
    State Water Pollution Control Revolving Fund Revenue
      (New York City Municipal Water Finance Authority Project):
          6.875%, 6/15/2010.................................................                        21,340,000     23,278,312
          7.25%, 6/15/2010..................................................                        16,065,000     17,913,760
          7%, 6/15/2012.....................................................                        21,660,000     23,601,819
New York State Housing Finance Agency, Revenue:
    Health Facilities Refunding:
      5.875%, 5/1/2004......................................................                         6,500,000      6,457,035
      6%, 5/1/2008..........................................................                        10,000,000      9,693,600
    Insured Multi-Family Mortgage 7%, 8/15/2022.............................                         4,495,000      4,711,210
    Multi-Family Housing Second Mortgage 6.95%, 8/15/2024 (Insured; FHA)....                         2,940,000      3,058,717
    Service Contract Obligation:
      6.375%, 9/15/2015.....................................................                         5,000,000      4,977,450
      5.50%, 9/15/2022......................................................                         4,000,000      3,514,600
      Refunding 5.375%, 9/15/2011...........................................                        13,520,000     12,088,773

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                            MAY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                      ________       ________
NEW YORK (CONTINUED)
New York State Local Government Assistance Corp.:
    7%, 4/1/2005............................................................                 $       4,300,000    $ 4,727,678
    5.50%, 4/1/2021.........................................................                        10,000,000      9,230,700
    5.50%, 4/1/2023.........................................................                         7,000,000      6,443,850
    6%, 4/1/2024............................................................                        10,000,000      9,767,700
    Refunding 5%, 4/1/2021..................................................                        22,140,000     19,030,880
New York State Medical Care Facilities Finance Agency, Revenue:
    FHA Insured Mortgage:
      (Montefiore Medical Center) 5.75%, 2/15/2015 (Insured; AMBAC).........                         8,750,000      8,519,525
      (New York Hospital) 6.50%, 8/15/2029 (Insured; AMBAC).................                        12,000,000     12,533,160
      (Saint Lukes Hospital) 7.45%, 2/15/2029 (Prerefunded 2/15/2000)(b)....                        10,000,000     11,122,700
    Hospital and Nursing Home FHA Insured Mortgage:
      6.45%, 2/15/2009......................................................                         6,325,000      6,657,379
      6.85%, 2/15/2012......................................................                         6,000,000      6,338,640
      6.125%, 2/15/2015.....................................................                        13,270,000     13,268,540
      7.45%, 8/15/2031......................................................                         4,250,000      4,612,823
      (Presbyterian Hospital) Refunding 5.375%, 2/15/2025 (Insured; MBIA)...                         8,315,000      7,580,370
    Insured Long Term Health Care 6.45%, 11/1/2010 (Insured; FSA)...........                        11,660,000     12,257,342
    Mental Health Services:
      5.375%, 8/15/2013 (Insured; FGIC).....................................                        10,000,000     9,436,400
      5.80%, 8/15/2022 (Insured; AMBAC).....................................                        14,515,000     14,085,791
      5.25%, 8/15/2023 (Insured; FGIC)......................................                        18,575,000     16,636,513
      Refunding, Custodial Receipts:
          5.375%, 2/15/2014 (Insured; FSA)..................................                        16,000,000     15,024,800
          5.25%, 2/15/2019 (Insured; FSA) (Prerefunded 2/15/2004)(b)........                        17,015,000     15,452,002
          5.25%, 2/15/2019 (Insured; FGIC)..................................                        39,060,000     35,516,867
    Mental Health Services Facilities Improvement
      6%, 2/15/2025 (Insured; MBIA).........................................                         8,710,000      8,574,298
New York State Mortgage Agency, Homeowner Mortgage Revenue:
    5.50%, 4/1/2019.........................................................                         5,000,000      4,777,550
    6.60%, 10/1/2019........................................................                        10,685,000     11,034,186
    6.45%, 10/1/2020........................................................                        17,315,000     17,669,958
    6.625%, 4/1/2025........................................................                         7,135,000      7,313,589
    6.20%, 10/1/2026........................................................                        28,100,000     27,793,991
New York State Power Authority, Revenue and General Purpose
    6.625%, 1/1/2012........................................................                         5,690,000      6,119,197
New York State Thruway Authority:
    Highway and Bridge Trust Fund 5.50%, 4/1/2015 (Insured; MBIA)...........                        10,550,000     10,101,942
    Service Contract Revenue (Local Highway and Bridge):
      7.25%, 1/1/2010 (Prerefunded 1/1/2001)(b).............................                        13,000,000     14,496,430

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                           MAY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                       ________      ________
NEW YORK (CONTINUED)

New York State Thruway Authority (continued):
    Service Contract Revenue (Local Highway and Bridge) (continued):
      6%, 4/1/2010..........................................................                   $     5,980,000     $5,775,245
      5.75%, 4/1/2013 (Insured; MBIA).......................................                        11,185,000     11,142,273
      6.25%, 4/1/2014.......................................................                        11,645,000     11,405,113
New York State Urban Development Corp., Revenue Refunding:
    (Correctional Capital Facilities):
      5.50%, 1/1/2016.......................................................                        33,885,000     30,488,029
      5.50%, 1/1/2018.......................................................                         5,000,000      4,463,700
      5.375%, 1/1/2025......................................................                        11,635,000     10,058,341
      5.50%, 1/1/2025 (Insured; MBIA).......................................                         5,000,000      4,676,100
    (Correctional Facilities) 5.50%, 1/1/2016...............................                         7,900,000      7,108,025
    (State Facilities) 5.70%, 4/1/2020......................................                        28,600,000     26,544,232
Onondaga County Industrial Development Agency, IDR (Weyerhaeuser Project)
    9%, 10/1/2007...........................................................                         1,000,000      1,248,050
Port Authority of New York and New Jersey:
    (Consolidated Bond 93rd Series) 6.125%, 6/1/2094........................                        14,500,000     14,655,730
    (Consolidated Bond 99th Series) 5.90%, 11/1/2012 (Insured; FGIC)........                         6,840,000      6,892,736
    (Consolidated Bond 99th Series) 6%, 11/1/2013 (Insured; FGIC)...........                         5,810,000      5,881,579
    (Consolidated Bond 104th Series) 5.20%, 7/15/2017 (Insured; AMBAC)......                         8,025,000      7,373,771
    (Consolidated Bond 105th Series) 5.50%, 9/1/2013 (Insured; MBIA)........                         7,500,000      7,204,725
Triborough Bridge and Tunnel Authority:
    Capital Appreciation General Purpose 5%, 1/1/2015.......................                        11,000,000     9,828,170
    Revenues:
      7.375%, 1/1/2016 (Prerefunded 1/1/2000)(b)............................                         8,280,000      9,130,439
      General Purpose:
          5%, 1/1/2014......................................................                         5,000,000      4,524,100
          6.50%, 1/1/2015 (Prerefunded 1/1/1999)(b).........................                         8,525,000      9,055,426
    Special Obligation Refunding 7.10%, 1/1/2010............................                         9,000,000      9,756,270
U.S. RELATED-6.0%
Commonwealth of Puerto Rico, Public Improvement:
    5.85%, 7/1/2011.........................................................                         5,480,000      5,417,583
    7.75%, 7/1/2017 (Prerefunded 7/1/1999)(b)...............................                         4,850,000      5,373,364
Puerto Rico Aqueduct and Sewer Authority, Revenue:
    10.25%, 7/1/2009........................................................                        13,750,000     18,619,425
    7.875%, 7/1/2017 (Prerefunded 7/1/1998)(b)..............................                         4,340,000      4,742,578
    5%, 7/1/2019............................................................                         4,000,000      3,460,880
Puerto Rico Electric Power Authority, Refunding:
    6.10%, 7/1/2003.........................................................                         5,000,000      5,275,650
    8.375%, 7/1/2007 (Prerefunded 7/1/1997)(b)..............................                         4,950,000      5,289,026

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          MAY 31, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT         VALUE
                                                                                                      ________       ________
U.S. RELATED (CONTINUED)
Puerto Rico Electric Power Authority, Refunding (continued):
    Power Revenue:
      6%, 7/1/2015..........................................................                    $    5,000,000    $ 4,929,900
      5.50%, 7/1/2016.......................................................                         8,250,000      7,712,513
Puerto Rico Highway and Transportation Authority, Highway Revenue
    6.25%, 7/1/2004 (Insured; MBIA).........................................                        10,000,000     10,888,200
    5.50%, 7/1/2013 (Insured; MBIA).........................................                         9,625,000      9,493,523
    Refunding 5.50%, 7/1/2015 (Insured; MBIA)...............................                         8,000,000      7,819,440
Puerto Rico Public Building Authority, Refunding:
    Government Facilities Revenue
      6.25%, 7/1/2009 (Guaranteed; Commonwealth of Puerto Rico) (Insured; AMBAC)                     3,090,000      3,341,526
    Public Education and Health Facilities
      5.75%, 7/1/2015 (Guaranteed; Commonwealth of Puerto Rico).............                         7,520,000      7,188,443
                                                                                                                      _______

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $1,642,985,228)...................................................                                  $1,661,832,547
                                                                                                                      =======
SHORT-TERM MUNICIPAL INVESTMENTS-.5%
NEW YORK-.4%
New York City, VRDN:
    3.70%, (LOC; State Street Bank and Trust)(a,c)..........................                           300,000    $   300,000
    3.65%, 8/15/2022 (Insured; MBIA)(c).....................................                         6,600,000      6,600,000
U.S. RELATED-.1%
Commonwealth of Puerto Rico 3.28% (Insured; AMBAC)(d).......................                         1,500,000      1,500,000
                                                                                                                      _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $8,400,000).......................................................                                     $  8,400,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
    (cost $1,651,385,228)...................................................                                   $1,670,232,547
                                                                                                                      =======




DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AGIC          Asset Guaranty Insurance Company                   IDR     Industrial Development Revenue
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FHA           Federal Housing Administration                     SWDR    Solid Waste Disposal Revenue
FSA           Financial Security Assurance                       VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH(E)               OR          MOODY'S             OR         STANDARD & POOR'S              PERCENTAGE OF VALUE
-------                            -------                        -----------------              -------------------
AAA                                Aaa                            AAA                               31.1%
AA                                 Aa                             AA                                14.4
A                                  A                              A                                 32.9
BBB                                Baa                            BBB                               19.3
BB                                 Ba                             BB                                 1.9
F1                                 MIG1                           SP1                                 .4
                                                                                                   -----
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Security payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d) Inverse floater security - the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.




See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    MAY 31, 1996
ASSETS:
    Investments in securities, at value
      (cost $1,651,385,228)-see statement...................................                                 $1,670,232,547
    Cash....................................................................                                      1,540,027
    Interest receivable.....................................................                                     31,618,334
    Receivable for investment securities sold...............................                                     11,972,943
    Receivable for subscriptions to Common Stock............................                                         64,200
    Prepaid expenses........................................................                                         31,265
                                                                                                                    _______
                                                                                                              1,715,459,316
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                  $     922,841
    Payable for investment securities purchased.............................                     15,673,107
    Payable for Common Stock redeemed.......................................                         64,186
    Accrued expenses........................................................                         120,794         16,780,928
                                                                                                      _____            _______
NET ASSETS..................................................................                                     $1,698,678,388
                                                                                                                        =======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $1,670,878,382
    Accumulated undistributed net realized gain on investments..............                                          8,952,687
    Accumulated net unrealized appreciation on investments-Note 3...........                                         18,847,319
                                                                                                                        _______
NET ASSETS at value applicable to 116,035,307 shares outstanding
    (300 million shares of $.01 par value Common Stock authorized)..........                                     $1,698,678,388
                                                                                                                        =======
NET ASSET VALUE, offering and redemption price per share
    ($1,698,678,388 / 116,035,307 shares)...................................                                             $14.64
                                                                                                                        =======









See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                               YEAR ENDED MAY 31, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $107,496,409
    EXPENSES:
      Management fee-Note 2(a)..............................................                   $ 10,848,601
      Shareholder servicing costs-Note 2(b).................................                      1,673,191
      Custodian fees........................................................                        117,975
      Directors' fees and expenses-Note 2(c)................................                         58,989
      Professional fees.....................................................                         46,878
      Prospectus and shareholders' reports..................................                         45,277
      Registration fees.....................................................                         17,423
                                                                                                     ______
            TOTAL EXPENSES..................................................                                         12,808,334
                                                                                                                        ______
            INVESTMENT INCOME-NET...........................................                                         94,688,075
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain on investments-Note 3..............................                      $ 18,576,683
    Net unrealized (depreciation) on investments............................                    (72,041,092)
                                                                                                     ______
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                        (53,464,409)
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 41,223,666
                                                                                                                        =======













See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     YEAR ENDED MAY 31,
                                                                                      ---------------------------------------
                                                                                            1995                       1996
                                                                                      -----------                   ---------
OPERATIONS:
    Investment income-net...................................................   $    103,879,086             $      94,688,075
    Net realized gain (loss) on investments.................................         (1,930,409)                   18,576,683
    Net unrealized appreciation (depreciation) on investments for the year..         29,915,882                   (72,041,092)
                                                                                      ________                      ________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................        131,864,559                    41,223,666
                                                                                      ________                      ________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................       (103,879,086)                  (94,688,075)
    From net realized gain on investments...................................        (10,590,662)                   (5,306,076)
    In excess of net realized gain on investments...........................         (1,996,709)                       __
                                                                                      ________                      ________
      TOTAL DIVIDENDS.......................................................       (116,466,457)                  (99,994,151)
                                                                                      ________                      ________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................      1,842,837,132                 2,435,800,035
    Dividends reinvested....................................................         84,285,040                    70,937,968
    Cost of shares redeemed.................................................     (2,004,556,426)               (2,628,486,012)
                                                                                      ________                      ________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............        (77,434,254)                 (121,748,009)
                                                                                      ________                      ________
          TOTAL (DECREASE) IN NET ASSETS....................................        (62,036,152)                 (180,518,494)
NET ASSETS:
    Beginning of year.......................................................      1,941,233,034                 1,879,196,882
                                                                                      ________                      ________
    End of year.............................................................    $ 1,879,196,882               $ 1,698,678,388
                                                                                      =========                     =========

                                                                                       SHARES                        SHARES
                                                                                      ________                      _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................        126,069,512                   161,812,682
    Shares issued for dividends reinvested..................................          5,780,551                     4,695,987
    Share redeemed..........................................................       (137,056,900)                 (174,178,872)
                                                                                      ________                      ________
      NET (DECREASE) IN SHARES OUTSTANDING..................................         (5,206,837)                   (7,670,203)
                                                                                      =========                     =========




See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
FINANCIAL HIGHLIGHTS

Reference is made to page 5 of the Fund's Prospectus dated October 1, 1996.


See notes to financial statements.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Bond Fund, Inc. the ("Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets for any full fiscal year. There was no expense reimbursement for the year ended May 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended May 31, 1996, the Fund was charged an aggregate of $841,756 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $279,504 for the period from December 1, 1995 through May 31, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended May 31, 1996 amounted to $1,394,471,941 and $1,418,186,891, respectively.
    At May 31, 1996, accumulated net unrealized appreciation on investments was $18,847,319, consisting of $49,843,910 gross unrealized appreciation and $30,996,591 gross unrealized depreciation.
    At May 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

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New York, New York
July 3, 1996